UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2014

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8360 S. Durango Drive
Las Vegas, NV	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1                                             Registrant’s Business and Operations

Item 1.01                                           Entry into a Material Definitive Agreement.

On June 25, 2014, Allegiant Travel Company (the “Company”) completed an offering of $300 million principal amount of 5.50% Senior Notes due 2019 (the “Notes”).  The offering of the Notes was registered under the Securities Act of 1933, as amended, and made pursuant to the Company’s Registration Statement on Form S-3, Reg. No. 333-196738 and the prospectus dated June 13, 2014 included therein, filed by the Company with the Securities and Exchange Commission on June 13, 2014, as supplemented by the preliminary prospectus supplement related thereto dated June 14, 2014, and the final prospectus supplement thereto dated June 20, 2014.  The Notes are governed by, and were issued pursuant to, the Indenture (the “Base Indenture”), dated as of June 13, 2014, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of June 25, 2014 (the “Supplemental Indenture”, and together with the Base Indenture, the “Indenture”) among the Company, the guarantors named therein and the Trustee.

The Notes constitute general unsecured senior obligations of the Company and will rank equally in right to payment with any future senior unsecured indebtedness of the Company.  The Notes are effectively junior to the Company’s existing and future secured indebtedness.  The Notes are guaranteed by all of the Company’s wholly-owned domestic subsidiaries and will rank equally in right of payment with all existing and future unsecured indebtedness and liabilities (including trade payables) of the Company’s guarantor subsidiaries, but effectively junior to the guarantors’ existing and future secured indebtedness.

The Notes bear interest at a rate of 5.50% per year, payable in cash semi-annually, on January 15 and July 15 of each year, commencing on January 15, 2015, and will mature on July 15, 2019.

At any time, the Company may redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, plus a “make-whole premium”.  The occurrence of specific kinds of changes in control will be a triggering event requiring the Company to offer to purchase from the holders all of the Notes at a price equal to 101% of the principal amount, together with accrued and unpaid interest, if any, to the date of purchase.

This summary of the Indenture and the Notes is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture, which are included in Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and which are incorporated herein by reference. The Supplemental Indenture is incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Section 9                                             Financial Statements and Exhibits

Item 9.01                                           Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description of Document

4.1*	Indenture dated as of June 13, 2014 between Allegiant Travel Company and Wells Fargo Bank, National Association, as trustee.

4.2	Supplemental Indenture dated as of June 25, 2014 among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (including the Form of Note).

4.3	Form of 5.50% Notes due 2019 (included as Exhibit A in Exhibit 4.2).

5.1	Legal Opinion of Ellis Funk, P.C.

23.1	Consent of Ellis Funk, P.C. (included in the opinion filed as Exhibit 5.1)

*Incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-3 (Reg. No. 333-196738) filed with the Securities and Exchange Commission on June 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2014	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Scott Sheldon
	Name:	Scott Sheldon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

4.1*	Indenture dated as of June 13, 2014 between Allegiant Travel Company and Wells Fargo Bank, National Association, as trustee.

4.2	Supplemental Indenture dated as of June 25, 2014 among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (including the Form of Note).

4.3	Form of 5.50% Notes due 2019 (included as Exhibit A in Exhibit 4.2).

5.1	Legal Opinion of Ellis Funk, P.C.

23.1	Consent of Ellis Funk, P.C. (included in the opinion filed as Exhibit 5.1)

*Incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-3 (Reg. No. 333-196738) filed with the Securities and Exchange Commission on June 13, 2014.